EXHIBIT C

Name of Subscriber ________________________

SUBSCRIPTION AGREEMENT

SMSA Crane Acquisition Corp.
1172 S. Dixie Highway, Suite 335
Coral Gables, Florida 33146

Attention: Carmen Bigles,
 Chief Executive Officer

Dear Ms. Bigles:

1.1 Subscription. I, the undersigned investor (the “Investor”) understand that SMSA Crane Acquisition Corp. (the “Company”) is conducting a private placement offering on an “best-efforts, partial all-or-none basis” of $49,032,225 (the “Offering”) as described in a Term Sheet dated January 25, 2014 (the “Term Sheet”). I hereby acknowledge receipt of the Term Sheet.  I hereby subscribe for and agree to purchase on the terms and conditions contained herein shares of Common Stock of the Company (the “Securities”) with such rights and preferences as described in the Term Sheet. Capitalized terms used but not defined in this Agreement have the meanings given to them in the Term Sheet.

1.2 Subscription Pauyment.  As payment for this subscription, simultaneously with the execution hereof, I am providing payment in the amount of $ _______.  I acknowledge that because the Offering is being conducted on a "best efforts, partial all-or-none basis," the proceeds from my subscription will be held in an escrow account at Signature Bank of New York and may not be released to the Company unless and until the Company raises a minimum of $3,000,000.

2.1 Investor Representations and Warranties. I acknowledge, represent and warrant to, and agree with, the Company as follows:

(a) I am aware that my investment involves a high degree of risk.

(b) I acknowledge and am aware that there is no assurance as to the future performance of the Company;

(c) I am purchasing the Securities for my own account for investment and not with a view to or for sale in connection with the distribution of the Securities nor with any present intention of selling or otherwise disposing of all or any part of the Securities. I agree that I must bear the economic risk of my investment for an indefinite period of time because, among other reasons, the shares have not been registered under the Securities Act of 1933 (the “Securities Act”) or under the securities laws of any states in reliance upon exemptions therefrom and therefore cannot be resold, pledged, assigned or otherwise disposed of unless they are subsequently registered under the Securities Act and under applicable securities laws of such states or an exemption from such registration is available. I hereby authorize the Company to place a legend denoting the restriction on the certificates to be issued.

Exhibit C, Page  2 of 11

(d) I further acknowledge my understanding that the Company’s reliance on such exemptions referred to in Section 2.1(c) above are, in part, based upon the foregoing representations, warranties, and agreements by me and that the statutory basis for such exemptions would not be present, if, notwithstanding such representations, warranties and agreements, I were acquiring the Securities for resale on the occurrence or non-occurrence of some pre-determined event;;

(e) I have the financial ability to bear the economic risk of my investment in the Company (including its possible total loss), have adequate means for providing for my current needs and personal contingencies and have no need for liquidity with respect to my investment in the Company;

(f) I have such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Securities and have obtained, in my judgment, sufficient information from the Company to evaluate the merits and risks of an investment in the Company;

(g)  I:

(1) Have carefully read the Term Sheet, and understand and have evaluated the risks of a purchase of the Securities including the risk factors contained in the Term Sheet and have relied solely (except as indicated in Section 2.1(g) (2) and (3)) on the information contained in this Subscription Agreement and the Term Sheet;

(2) Have been provided an opportunity to obtain any additional information concerning the Offering, the Company and all other information to the extent the Company possesses such information or can acquire it without unreasonable effort or expense; and

(3) Have been given the opportunity to ask questions of, and receive answers from, the Company concerning the terms and conditions of the Offering and other matters pertaining to this investment. In addition, if the offer or sale occurs in Florida, as required by Section 517.061(11)(a)(3), Florida Statutes and  by Rule 3E-500.05(a) thereunder, or if it occurs elsewhere, I may have, at the offices of the Company, at any reasonable hour, after reasonable prior notice, access to the materials set forth in the Rule which the Company can obtain without unreasonable effort or expense.

(h) If the undersigned is a corporation, trust, partnership, employee benefit plan, individual retirement account, Keogh Plan, or other tax-exempt entity, it is authorized and qualified to become an investor in the Company and the person signing this Subscription Agreement on behalf of such entity has been duly authorized by such entity to do so;

Exhibit C, Page 3 of 11

(i) No representations or warranties have been made to the undersigned by the Company, or any of their respective officers, employees, agents, affiliates or attorneys;

(j) The information contained in Section 2.2 of this Subscription Agreement is true and  correct, including  any information  which I  have furnished or  furnish to  the Company with respect to my financial position and business experience, and is correct and complete as of the date of this Subscription Agreement. If there should be any material change in such information prior to acceptance of my subscription, I will furnish such revised or corrected information to the Company;

(k) I hereby acknowledge and am aware that except for any rescission rights that may be provided under applicable state laws including the three day rights under Florida law, I am not entitled to cancel, terminate or revoke this subscription, and any agreements made in connection herewith shall survive my death or disability;

(l) I have not received any general solicitation or advertising regarding the purchase of the Securities and became aware of this investment through a substantive, pre- existing relationship with the Company, Pariter Securities (“Pariter”), or through a broker- dealer or registered investment advisor which the Company or Pariter has engaged as a selling agent;

(m) Where applicable, I agree to be bound by any restrictions on resale of the Securities required by applicable state laws; and

(n) I acknowledge that the net proceeds from the Offering will be used as provided in the Term Sheet.

2.2 Investor Representations and Warranties Concerning Suitability, Accredited Investor and Eligible Client Status. I represent and warrant the following information:

(a) The following information should be provided by the person making the investment decision whether on his own behalf or on behalf of an entity:

(1)	Name of Investor: ___________________________________ Age:
Email Address: ___________________________________
(2)	Name of person making investment decision
__________________________________________________ Age:
(Print)

Exhibit C, Page 4 of 11

(3)	Principal residence address and telephone number:

___________________________________________

___________________________________________

(4)	Secondary residence address and telephone number:

___________________________________________

___________________________________________

___________________________________________

I have no present intention of becoming a resident of any other state or jurisdiction.

(5)	Name, address, telephone number and facsimile number of employer or business:

___________________________________________

___________________________________________

___________________________________________

(i) Nature of business __________________________

(ii) Position and nature of responsibilities

___________________________________________

(6)	Length of employment or in current position _________

(7)	Prior employment, positions or occupations during the past five years (and the inclusive dates of each) are as follows:

	Nature of Employment, or Occupation	Position/ Duties	From/To

_______________________________________________________________________________________

_______________________________________________________________________________________

Exhibit C, Page 5 of 11

Attach additional pages to answer any questions in greater detail, if necessary. Each prospective investor should answer the following questions which pertain to income, tax rate, net worth, liquid assets, and non-liquid assets by including spousal contribution even though the investment will be held in single name.

(8)	Business or professional education and the degree(s) received are as follows:

	School	Degree	Year Received

_______________________________________________________________________________________

_______________________________________________________________________________________

(b) Investor Representations.  Must Initial One.  Initial all appropriate spaces on the following pages (please initial only where appropriate).

For Individual Investors Only:

(1)            I certify that I am an accredited investor because I have an individual net worth, or my spouse and I have combined net worth, in excess of $1,000,000. For purposes of calculating net worth under this paragraph (1), (i) the primary residence shall not be included as an asset, (ii) to the extent that the indebtedness that is secured by the primary residence is in excess of the fair market value of the primary residence, the excess amount shall be included as a liability, and (iii) if the amount of outstanding indebtedness that is secured by the primary residence exceeds the amount outstanding 60 days prior to the execution of this Subscription Agreement, other than as a result of the acquisition of the primary residence, the amount of such excess shall be included as a liability.

(2a)            I certify that I am an accredited investor because I had individual income (exclusive of any income attributable to my spouse) of more than $200,000 in the two most recent calendar years and I reasonably expect to have an individual income in excess of $200,000 in the current year.

(2b)            Alternatively, my spouse and I have joint income in excess of $300,000 in each applicable year.

(3)             I am a director or executive officer of the Company.
Other Investors:

Exhibit C, Page 6 of 11

(4)         The undersigned certifies that it is one of the following: any bank as defined in Section 3(a)(2) of the Securities Act whether acting in its individual or fiduciary capacity; any broker or dealer registered pursuant to section 15 of the Securities Exchange Act of 1934; insurance company as defined in Section 2(13) of the Securities Act; investment company registered under the Investment Company Act of 1940 or a business development company as defined in Section 2(a)(48) of that Act; Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958; any plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if such plan has total assets in excess of $5,000,000; employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974, if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such Act, which is either a bank, savings and loan association, insurance company, or registered investment advisor, or if the employee benefit plan has total assets in excess of $5,000,000, or if a self-directed plan, with investment decisions made solely by persons that are accredited investors.

(5)        The undersigned certifies that it is a private business development company as defined in Section 202(a)(22) of the Investment Advisors Act of 1940.

(6)            The undersigned certifies that it is a organization described in Section 501(c)(3) of the Internal Revenue Code, corporation, Massachusetts or similar business trust or partnership, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000.

(7)           The undersigned certifies that it is a trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the Securities offered, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) of the Securities Act.

(8)        The undersigned certifies that it is an entity in which all of the equity owners are accredited investors.

(9)           I am none of the above.

3. Indemnification. I hereby agree to indemnify and hold harmless the Company, its officers, directors, shareholders, employees, agents and attorneys against any and all losses, claims, demands, liabilities and expenses (including reasonable legal or other expenses) incurred by each such person in connection with defending or investigating any such claims or liabilities, whether or not resulting in any liability to such person) to which any such indemnified party may become subject under the Securities Act, under any other statute, at common law or otherwise, insofar as such losses, claims, demands, liabilities and expenses (a) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact made by me and contained in this Subscription Agreement, or (b) arise out of or are based upon any breach of any representation, warranty or agreement contained herein.

Exhibit C, Page 7 of 11

4.  Arbitration.  Any controversy, dispute or claim against the Company, its officers, directors or employees arising out of or relating to this Subscription Agreement, or its interpretation, application, implementation, breach or enforcement which the parties are unable to resolve by mutual agreement, shall be settled by submission by either party of the controversy, claim or dispute to binding arbitration in San Juan, Puerto Rico (unless the parties agree in writing to a different location) before three arbitrators in accordance with the rules of the American Arbitration Association then in effect. In any such arbitration proceeding, the parties agree to provide all discovery deemed necessary by the arbitrators. The decision and award made by the arbitrators shall be final, binding and conclusive on all parties to any arbitration proceeding for all purposes, and judgment may be entered thereon in any court having jurisdiction thereof.

5. Counterparts. This Subscription Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument. The execution of this Subscription Agreement may be by actual, electronic or facsimile signature.

6. Benefit. This Subscription Agreement shall be binding upon and inure to the benefit of the parties hereto and their legal representatives, successors and assigns.

7. Notices and Addresses. All notices, offers, acceptance and any other acts under this Agreement (except payment) shall be in writing, and shall be sufficiently given if delivered to the addressees in person, by FedEx or similar overnight next business day delivery or by email delivery as follows:

Investor:	At the address designated in Section 2.2 of this Subscription Agreement

With a copy to:	Pariter Securities, LLC #243 Carretera Num. 2, Caparra Guaynabo, PR 00922-1852 United States Attention: Javier Reyes, President

The Company:	1172 S. Dixie Highway, Suite 335 Coral Gables, Florida 33146 Attention: Carmen Bigles, CEO Email: cbigles@coquipharma.com or to such other address as any of them, by notice to the other may designate from time to time.

8. Governing Law. This Subscription Agreement and any dispute, disagreement, or issue of construction or interpretation arising hereunder whether relating to its execution, its validity, the obligations provided therein or performance shall be governed or interpreted according to the laws of the State of New York.

Exhibit C, Page 8 of 11

9. Oral Evidence. This Subscription Agreement constitutes the entire Subscription Agreement between the parties and supersedes all prior oral and written agreements between the parties hereto with respect to the subject matter hereof. Neither this Subscription Agreement nor any provision hereof may be changed, waived, discharged or terminated orally, except by a statement in writing signed by the party or parties against whom enforcement or the change, waiver discharge or termination is sought.

10. Section Headings. Section headings herein have been inserted for reference only and shall not be deemed to limit or otherwise affect, in any matter, or be deemed to interpret in whole or in part any of the terms or provisions of this Subscription Agreement.

11. Survival of Representations, Warranties and Agreements. The representations, warranties and agreements contained herein shall survive the delivery of, and payment for, the Securities.

12. Acceptance of Subscription. The Company may accept this Subscription Agreement at any time for all or any portion of the securities subscribed for by executing a copy hereof as provided and notifying me within a reasonable time thereafter.

SALES IN FLORIDA

FLORIDA LAW PROVIDES THAT WHEN SALES ARE MADE TO FIVE OR MORE PERSONS IN FLORIDA, ANY SALE MADE IN FLORIDA IS VOIDABLE BY THE PURCHASER WITHIN THREE DAYS AFTER THE FIRST TENDER OF CONSIDERATION IS MADE BY SUCH PURCHASER TO THE COMPANY, AN AGENT OF THE COMPANY OR AN ESCROW AGENT OR WITHIN THREE DAYS AFTER THE AVAILABILITY OF THAT PRIVILEGE IS COMMUNICATED TO SUCH PURCHASER, WHICHEVER OCCURS LATER. PAYMENTS FOR TERMINATED SUBSCRIPTIONS VOIDED BY PURCHASERS AS PROVIDED FOR IN THIS PARAGRAPH WILL BE PROMPTLY REFUNDED WITHOUT INTEREST. NOTICE SHOULD BE GIVEN TO THE COMPANY TO THE ATTENTION OF CARMEN BIGLES AT THE ADDRESS ON THE FIRST PAGE OF THIS SUBSCRIPTION AGREEMENT.

(THE REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK)

Exhibit C, Page 9 of 11

SUBSCRIPTION AGREEMENT SIGNATURE PAGE

By signing below, the undersigned has executed this Subscription Agreement and agrees to be bound by its terms.

Individual Investors and Joint Accounts

_____________________________________	_____________________________________	_____________________________________
Signature	Print Name	Date

_____________________________________
Social Security Number

_____________________________________	_____________________________________	_____________________________________
Signature	Print Name	Date

_____________________________________
Social Security Number

Corporate or Other Entity

_____________________________________	_____________________________________
Federal ID Number	Print Name of Entity

By:	_____________________________________
Signature, Title

_____________________________________
By:	Signature, Title

DATED:                      , 201

All Investors

Manner in which the Securities are to be held:

_____ Individual Ownership	_____ Partnership

Exhibit C, Page 10 of 11

_____Tenants-in-Common	_____Trust

_____Joint Tenant With Right of Survivorship	_____Corporation

_____Tenants by the Entirety	_____Employee Benefit Plan

_____Community Property	_____Other (please indicate)

_____Separate Property

Exhibit C, Page 11 of 11

ACCEPTANCE OF SUBSCRIPTION

By signing below, the undersigned accepts the foregoing subscription and agrees to be bound by the terms of the Subscription Agreement.

Coquí Radio Pharmaceuticals Corp.

By:	__________________________	Dated: ______________
Carmen Bigles
Chief Executive Officer